FOMO WORLDWIDE

October 24, 2023

Wyoming Secretary of State
Herschler Building East
Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Business@wyo.gov

via overnight mail and email

To the Secretary of State of Wyoming (Business Division)

Please process and file the included Articles of Merger, Merger Agreement, Board and Shareholder Resolutions for the corporate action (merge FOMO WORLDWIDE, INC. – California into and with FOMO WORLDWIDE, INC. – Wyoming). $60 check enclosed.

Thank you.

Vik Grover
FOMO WORLDWIDE, INC.
vik.grover@fomoworldwide.com
212.731.4806

ARTICLES OF MERGER (WYOMING)

OF

FOMO WORLDWIDE, INC.
(a California corporation)

WITH AND INTO

FOMO WORLDWIDE, INC.
(a Wyoming corporation)

October 25TH, 2023

In accordance with all applicable statutes of the Wyoming Business Corporation Act, the undersigned, Vikram Grover, being the President of FOMO WORLDWIDE, INC., a Wyoming corporation, DOES HEREBY CERTIFY as follows:

1) The name and state of incorporation of each of the constituent corporations are FOMO WORLDWIDE, INC., a California corporation ("FOMO WORLDWIDE CA"), and FOMO WORLDWIDE, INC. (the "Company"), a Wyoming corporation;

2) An Agreement and Plan of Merger dated October 3, 2023 (the "Merger Agreement"), setting forth the terms and conditions of the merger of FOMO WORLDWIDE CA with and into the Company (the "Merger"), has been duly approved, adopted, certified, executed and acknowledged by the directors and the shareholders of the Company in the manner required by the Wyoming Business Corporation Act and the Company's articles of incorporation.

3) The Merger Agreement and the Merger have been approved, adopted, certified, executed and acknowledged by the directors and stockholders of FOMO WORLDWIDE CA and the Company in accordance with all applicable statutes of the California Business Statutes and Wyoming Business Statute W.S. 17-16-1101, et seq.

4) The name of the surviving corporation is FOMO WORLDWIDE, INC.;

5) The surviving corporation, FOMO WORLDWIDE, INC., will be a Wyoming corporation and its Articles of Incorporation as currently filed by FOMO WORLDWIDE, INC. (CA) with the Secretary of State of the State of California shall be the Articles of Incorporation of the surviving corporation;

6) The Merger Agreement is on file at the principal place of business of the surviving corporation, 831 W North Ave., Pittsburgh, PA 15233. A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of either constituent corporation;

7) This certificate shall become effective at the time it is filed with the Secretary of State of the State of Wyoming.

(signature page follows)

IN WITNESS WHEREOF, of FOMO WORLDWIDEM, INC. has caused these Articles of Merger to be executed in its name as of October 24TH, 2023.

FOMO WORLDWIDE, INC.

By: */s/ Vikram Grover*
Name: Vikram Grover
Title: President & CEO

FOMO WORLDWIDE, INC. (CA)
FOMO WORLDWIDE, INC. (WY)
PLAN OF MERGER

This Business Merger Agreement (this "Plan of Merger" or "Agreement") is entered into as of the 24th day of October, 2023 (the "Effective Date") by and between FOMO WORLDWIDE, INC. (CA) (the "Seller") and FOMO WORLDWIDE, INC. (WY) (the "Buyer" or the "Survivor").

WHEREAS, the Seller owns and operates a business known as FOMO WORLDWIDE, INC. (CA), a California corporation located at 831 W North Ave., Pittsburgh, PA 15233 that is the successor to an entity that was incorporated February 27, 1990 as K7 Capital Corporation and today is a technology holding company. (the "Business"); and

WHEREAS, the parties intend that the Seller merge into the Buyer the Business for the price, terms and conditions described below, and pursuant to the attachments and exhibits, if any, annexed to this main document.

NOW THEREFORE, for the reasons set forth, and in consideration of the mutual covenants and promises of the parties hereto, and intending to be legally bound, the Seller and the Buyer agree as follows:

1. Merger and Sale of Business. On the terms and subject to the conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer, convey and deliver to the Buyer, and the Buyer agrees to assume and acquire from the Seller all rights, title and interests of the Seller in and to the Business, including all inventory, receivables, equipment, patents, trademarks, licenses, business records, goodwill, going concern and other assets of the Business, whether tangible or intangible.

2. Assumed Liabilities. Unless otherwise specified herein, the Buyer agrees to assume and be responsible for all liabilities incurred by the Seller in connection with the Business.

3. Merger Consideration. Buyer will issue to the Seller the following consideration for the merger of the business: an number of common shares on the basis of one share of FOMO WORLDWIDE, INC. (WY) for every 100 common shares of FOMO WORLDWIDE, INC. (CA), and equal number of Series A Preferred shares, Series B Preferred shares, and Series C Preferred shares of FOMO WORLDWIDE, INC. (WY) for each and every Series A, B, and C Preferred share of FOMO WORLDWIDE, INC. (CA) (the "Purchase Price"), and a division of the conversion ratio for each Series A, B, and C Preferred share of FOMO WORLDWIDE, INC. (Wyoming) by a factor of 100.

4. Allocation of Merger Price. Stock merger; not applicable.

5. Closing Date. The transfer of assets and the closing under this Agreement shall take place on October 24th, 2023 (the "Closing") unless otherwise delayed by required regulatory review. At that time Seller shall deliver possession of the tangible property and all assets included in the sale to the Buyer and all other instruments and documents necessary to transfer the Business and assets to Buyer. Seller shall at that time execute and deliver all papers and instruments suitable for filing and/or which are necessary to transfer ownership of the trade name to Buyer, and Seller shall thereafter cease to use said name in any manner or purpose and shall file for dissolution in the State of California. When that delivery is made to Buyer and when Seller receives the balance due on the Merger Consideration, the sale by Seller to Buyer shall be completed and effective, and Buyer shall have ownership and possession of the Business and the assets.

6. Representations and Warranties of Seller. Seller represents and warrants that:

(a) Seller is duly qualified and organized, and is validly existing and in good standing, under the laws of its state of formation.

(b) Seller has the requisite power and authority to enter into and perform under this Agreement.

(c) Seller is the owner of and has good and marketable title to the property involved in this sale, free of all restrictions on transfer or assignment and all encumbrances except for those that are set forth in this Agreement.

(d) Seller is not required to acquire any consents, approvals or authorizations by any governmental authority to execute, deliver and perform its obligations under this Agreement.

(e) The execution and delivery of this Agreement by Seller will not conflict with or result in a violation of or default under any material agreements to which Seller is a party or create a lien upon the Business.

(f) There are no proceedings, judgments, or liens are now pending or threatened against Seller or against the Business that prevent the Merger.

(g) Seller has complied with all applicable federal, state, and local statutes, laws, and regulations affecting Seller's properties or the operation of Seller's business, and Seller has received no notice of a violation or citation same from any governmental agencies.

(h) Seller has not otherwise contracted to sell, pledge, or mortgage all or part of the Business.

(i) Seller has all necessary licenses and permits required to operate the Business.

(j) Seller has paid all taxes, federal, state and local.

(k) Seller has in full force and effect a general liability and casualty insurance policy in such amounts as are carried by similar companies.

(l) Seller has presented to Buyer true, complete, and correct information and documents regarding the Business, and none of the information contains an untrue statement of material fact or omits to state a material fact.

7. Representations and Warranties of Buyer. Buyer represents and warrants that:

(a) Buyer is duly qualified and organized, and is validly existing and in good standing, under the laws of its state of formation.

(b) Buyer has the requisite power and authority to enter into and perform under this Agreement.

(c) Buyer is not required to acquire any consents, approvals or authorizations by any governmental authority to execute, deliver and perform its obligations under this Agreement.

(d) There are no proceedings, judgments, or liens are now pending or threatened against Buyer that may effect of delay its Merger with the Business.

(e) The execution and delivery of this Agreement by Buyer will not conflict with or result in a violation of or default under any material agreements to which Buyer is a party.

(f) Buyer understands that Seller is making no other representations or warranties other than as provided in this Agreement.

8. Covenants. Between the signing of this Agreement and the date of the Closing:

(a) Buyer shall have the right at any reasonable time prior to the Closing, at Buyer's expense, to inspect or have inspected by a certified public accountant or other financial expert, the books and records of the Business.

(b) Seller will operate the Business in the usual and ordinary manner and will not enter into any contract except as may be required in the regular course of business.

(c) Seller shall not remove or cause to be removed any inventory of the Business except upon sale in the ordinary course of business or in the event of return to a supplier for credit.

(d) Seller will pay all taxes, federal, state and local.

(e) Seller will not do anything to cause a violation or breach of any contracts relating to the Business.

(f) Seller will pay and will not increase the salary or commissions of any employee, agent, or representative of the business.

9. Conditions Precedent. The Closing is subject to the satisfaction of the following conditions on or prior to the date of the Closing: FINRA review for compliance with FINRA Rule 6490 of the redomicile of FOMO WORLDWIDE, INC. (CA) to Wyoming, which is being accomplished by a short form merger into the FOMO WORLDWIDE, INC. (WY) subsidiary.

10. Notices. All notices given under this Agreement must be in writing. A notice is effective upon receipt and shall be sent via one of the following methods: delivery in person, overnight courier service, certified or registered mail, postage prepaid, return receipt requested, addressed to the party to be notified at the address designated by either party upon reasonable notice to the other party.

11. Amendment. This Agreement may be amended or modified only by a written agreement signed by both of the parties.

12. Survival of Terms. All covenants, warranties, and representations herein shall survive this Agreement and the closing date.

13. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and assigns. Neither party may assign its rights or delegate its duties under this Agreement without the other party's prior written consent.

14. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Wyoming, without regard to the principles of conflict of laws, including Wyoming Business Statute W.S. 17-16-1101, et seq.

15. Disputes. Any dispute arising from this Agreement shall be resolved through mediation.

16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.

17. Headings. The section headings herein are for reference purposes only and shall not otherwise affect the meaning, construction or interpretation of any provision in this Agreement.

18. No Waiver. No Party shall be deemed to have waived any provision of this Agreement or the exercise of any rights held under this Agreement unless such waiver is made expressly and in writing.

19. Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid, legal and enforceable as though the invalid, illegal or unenforceable part had not been included in this Agreement.

20. Entire Agreement. This Agreement and the attachments and any associated documents represent the entire agreement between the parties, and there are no representations, warranties, covenants or conditions, except those specified herein or in accompanying instruments or documents.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Seller Signature	FOMO WORLDWIDE, INC. (CA) **Seller** Full Name
Buyer Signature	FOMO WORLDWIDE, INC. (WY) **Buyer** Full Name

L. COOPER OVERSTREET PC*
SCOTT A. HOMAR±
JOHN M. KUKER PC*°
JEFFREY M. BOLDT+
CAMERON W. GEETING
APRIL R. BAKER
* OF COUNSEL
± SPECIAL COUNSEL

OVERSTREET HOMAR & KUKER
ATTORNEYS AT LAW

508 EAST 18TH STREET
CHEYENNE, WY 82001
PH. 307.274.4444
FX. 307.274.4443
WWW.OHKLEGAL.COM
* ALSO ADMITTED IN COLORADO
+ ALSO ADMITTED IN INDIANA

OCTOBER 24, 2023

Vikram Grover
CEO
FOMO WORLDWIDE, INC.
831 W North Ave.
Pittsburgh, PA 15233

Re: *[CAS-76887] FINRA Preliminary review of corporate action - FOMO CORP. (FOMC)*

Ladies and Gentlemen:

We are special counsel to FOMO Worldwide, Inc., a Wyoming corporation ("FOMO"), in connection with that certain contemplated merger (the "Merger") between FOMO and a California corporation also named FOMO Worldwide, Inc. (hereinafter "FOMO California").

In connection with the foregoing, we have reviewed the following documents (collectively, the "Reviewed Documents"):

1. Bylaws of FOMO Worldwide, Inc. (Wyoming) ("Bylaws"), dated October 17, 2023;

2. Articles of Incorporation of FOMO Worldwide, Inc. (Wyoming), filed with the Wyoming Secretary of State on September 10, 2019;

3. Articles of Amendment (to the Articles of Incorporation) of FOMO Worldwide, Inc. (Wyoming), filed with the Wyoming Secretary of State on September 29, 2023;

4. Resolutions of the Board of Directors of FOMO Worldwide, Inc. (Wyoming) approving Merger dated October 17, 2023;

5. Resolutions of the Board of Directors of FOMO Worldwide, Inc. (Wyoming) approving adoption of the Bylaws, dated October 17, 2023;

6. State of Wyoming Statement and Resignation of the Incorporator a Stock/Profit Corporation, Dated September 10, 2019;

7. Unanimous Resolutions of the Board of Directors of FOMO Corp. (Wyoming) resolving to issue 1,000 common shares of to 2050 Motors, Inc. a California corporations aka FOMO Corp. (parent), and resolving to appoint Vikram Grover as FOMO Corp.'s President, Chief Financial

Officer, Treasurer, and Secretary, and resolving to authorize and direct the Executive Officers to have and employ the powers required to effectuate the other resolutions, dated September 10, 2019;

8. Business Merger Agreement between FOMO and FOMO California, dated October 3, 2023, but unsigned;

9. A Certificate of Good Standing for FOMO issued by the Secretary of State of Wyoming, dated October 23, 2023, attached hereto as Exhibit A (the "Certificate of Good Standing");

10. Notice of Shareholder Action by FOMO Worldwide, Inc. (California), dated July 21, 2023.

We do not express any opinion concerning any law other than the laws of the State of Wyoming, ("Applicable Law").

Based solely upon the foregoing, and subject to the qualifications and matters of reliance set forth above, we are of the opinion that:

1. FOMO is a corporation duly formed, validly existing in and in good standing in the State of Wyoming.

2. FOMO has the corporate power and authority to carry on its business, own its assets, execute and deliver the Business Merger Agreement and perform its obligations under the Business Merger Agreement. The execution and delivery of the Business Merger Agreement and the performance of its obligations under the Business Merger Agreement will not result in any violation of any term of the Bylaws or Articles of Incorporation, as amended.

3. FOMO's execution and delivery of the Business Merger Agreement and the performance of its obligations under the Business Merger Agreement (a) have been duly authorized by all necessary corporate action by FOMO, and (b) will not violate any Applicable Laws or regulations.

4. Once executed, and assuming there are no changes to it or the circumstances described in the Reviewed Documents before execution, the Business Merger Agreement will constitute a legal, valid, binding and enforceable obligation of FOMO.

FINRA Corporate Actions may rely on this letter for compliance with Wyoming corporate law (W.S. §17-16-1101, et seq.) and FINRA Rule 6490 – Processing of Company-Related Actions.

I declare that I am an active member of the State Bar of Wyoming.

Sincerely,
Overstreet Homar & Kuker

Jeffrey M. Boldt

Exhibit A

Certificate of Good Standing for FOMO Worldwide, Inc. (Wyoming)

** ATTACHED TO THE NEXT PAGE**

STATE OF WYOMING
Office of the Secretary of State

I, CHUCK GRAY, Secretary of State of the State of Wyoming, do hereby certify that according to the records of this office,

FOMO WORLDWIDE, INC.

is a

Profit Corporation

formed or qualified under the laws of Wyoming did on **September 10, 2019**, comply with all applicable requirements of this office. Its period of duration is Perpetual. This entity has been assigned entity identification number **2019-000875035**.

This entity is in existence and in good standing in this office and has filed all annual reports and paid all annual license taxes to date, or is not yet required to file such annual reports; and has not filed Articles of Dissolution.

I have affixed hereto the Great Seal of the State of Wyoming and duly generated, executed, authenticated, issued, delivered and communicated this official certificate at Cheyenne, Wyoming on this 23rd day of October, 2023 at 2:33 PM. This certificate is assigned ID Number 066290729.

Chuck Gray
Secretary of State

Notice: A certificate issued electronically from the Wyoming Secretary of State's web site is immediately valid and effective. The validity of a certificate may be established by viewing the Certificate Confirmation screen of the Secretary of State's website https://wyobiz.wyo.gov and following the instructions displayed under Validate Certificate.

RESOLUTION OF THE BOARD OF DIRECTORS OF FOMO WORLDWIDE, INC.

Pursuant to the provisions of California Corporation law, as amended, and the Certificate of Incorporation and Bylaws of FOMO WORLDWIDE, INC., a California corporation (the "Company"), the undersigned Director(s) approves the following corporate actions: 1) change the Company's common stock symbol to IGOT from FOMC, 2) apply under Rule 15c2-11 to reinstate market makers for the Company's common stock, 3) redomicile the Corporation to the State of Wyoming from the State of California, 4) reverse split all issued and outstanding shares of all classes of stock and authorized shares of all classes of stock by a ratio of 1-100, and 5) apply to FINRA to change the Company's name to FOMO WORLDWIDE, INC. from FOMO CORP. to match the Company's legal name. The Board meeting was convened on April 30, 2023 at 8:30pm ET.

WHEREAS the majority of the Board of Directors of the Company believes it is in the best interests of the Company to approve the following corporate actions: 1) change the Company's common stock symbol to IGOT from FOMC, 2) apply under Rule 15c2-11 to reinstate market makers for the Company's common stock, 3) redomicile the Corporation to the State of Wyoming from the State of California, 4) reverse split all issued and outstanding shares of all classes of stock and authorized shares of all classes of stock by a ratio of 1-100, and 5) apply to FINRA to change the Company's name to FOMO WORLDWIDE, INC. from FOMO CORP. to match the Company's legal name.

NOW THEREFORE BE IT RESOLVED THAT:

RESOLVED, that the Board of Directors of the Company hereby approves the following corporate actions: 1) change the Company's common stock symbol to IGOT from FOMC, 2) apply under Rule 15c2-11 to reinstate market makers for the Company's common stock, 3) redomicile the Corporation to the State of Wyoming from the State of California, 4) reverse split all issued and outstanding shares of all classes of stock and authorized shares of all classes of stock by a ratio of 1-100, and 5) apply to FINRA to change the Company's name to FOMO WORLDWIDE, INC. from FOMO CORP. to match the Company's legal name.

RESOLVED, that any of the Executive Officers of the Company are hereby authorized and directed for and on behalf of the Company to do and perform all acts and things and execute and deliver all documents and take all such other steps as may be necessary or desirable to give full effect to the consent resolutions set forth above.

Vikram Grover, Sole Director

RESOLUTIONS OF THE BOARD OF DIRECTORS OF FOMO WORLDWIDE, INC.

Pursuant to the provisions of California Corporation law, as amended, and the Certificate of Incorporation and By-Laws of FOMO WORLDWIDE, INC., a California corporation (the "Company"), the undersigned approves the merger of FOMO WORLDWIDE, INC. with the Company's 100% owned subsidiary FOMO CORP. (Wyoming). The authorized shares of FOMO CORP. (Wyoming) shall be adjusted to match the authorized shares outstanding of FOMO WORLDWIDE, INC. on closing. The Board meeting was held at 2:00pm ET August 28, 2023.

WHEREAS, the undersigned approves the merger of FOMO WORLDWIDE, INC. with the Company's 100% owned subsidiary FOMO CORP. (Wyoming). The authorized shares of FOMO CORP. (Wyoming) shall be adjusted to match the authorized shares outstanding of FOMO WORLDWIDE, INC. on closing.

WHEREAS, the Board of Directors believes it is in the best interests of the Company to approve the merger of FOMO WORLDWIDE, INC. with the Company's 100% owned subsidiary FOMO CORP. (Wyoming). The authorized shares of FOMO CORP. (Wyoming) shall be adjusted to match the authorized shares outstanding of FOMO WORLDWIDE, INC. on closing.

NOW THEREFORE BE IT RESOLVED THAT:

RESOLVED, the Board of Directors undersigned approves the merger of FOMO WORLDWIDE, INC. with the Company's 100% owned subsidiary FOMO CORP. (Wyoming). The authorized shares of FOMO CORP. (Wyoming) shall be adjusted to match the authorized shares outstanding of FOMO WORLDWIDE, INC. on closing.

RESOLVED, that any of the Executive Officers of the Company are hereby authorized and directed for and on behalf of the Company to do and perform all acts and things and execute and deliver all documents and take all such other steps as may be necessary or desirable to give full effect to the consent resolutions set forth above.

Vikram Grover, CEO & Director

RESOLUTIONS OF THE BOARD OF DIRECTORS OF FOMO WORLDWIDE, INC. (Wyoming)

Pursuant to the provisions of Wyoming Corporation law, as amended, and the Certificate of Incorporation and By-Laws of FOMO WORLDWIDE, INC., a Wyoming corporation (the "Company"), the undersigned approves the merger of FOMO WORLDWIDE, INC. (California) with and into the Company, a 100% owned subsidiary of FOMO WORLDWIDE, INC. (California). The Board meeting was held at 6:00pm ET October 17, 2023.

WHEREAS, the undersigned approves the merger of FOMO WORLDWIDE, INC. (California) with and into the Company, a 100% owned subsidiary of FOMO WORLDWIDE, INC. (California).

WHEREAS, the Board of Directors believes it is in the best interests of the Company to approve the merger of FOMO WORLDWIDE, INC. (California) with and into the Company, a 100% owned subsidiary of FOMO WORLDWIDE, INC. (California).

NOW THEREFORE BE IT RESOLVED THAT:

RESOLVED, the Board of Directors undersigned approves the merger of FOMO WORLDWIDE, INC. (California) with and into the Company, a 100% owned subsidiary of FOMO WORLDWIDE, INC. (California).

RESOLVED, that any of the Executive Officers of the Company are hereby authorized and directed for and on behalf of the Company to do and perform all acts and things and execute and deliver all documents and take all such other steps as may be necessary or desirable to give full effect to the consent resolutions set forth above.

Vikram Grover, CEO & Director

RESOLUTIONS OF THE SHAREHOLDERS OF FOMO WORLDWIDE, INC. (Wyoming)

Pursuant to the provisions of Wyoming Corporation law, as amended, and the Certificate of Incorporation and By-Laws of FOMO WORLDWIDE, INC., a Wyoming corporation (the "Company"), the undersigned approves the merger of FOMO WORLDWIDE, INC. (California) with and into the Company, a 100% owned subsidiary of FOMO WORLDWIDE, INC. (California). The Special Shareholder Meeting was held at 6:00pm ET October 17, 2023.

WHEREAS, the undersigned approves the merger of FOMO WORLDWIDE, INC. (California) with and into the Company, a 100% owned subsidiary of FOMO WORLDWIDE, INC. (California).

WHEREAS, the majority of shareholders believe it is in the best interests of the Company to approve the merger of FOMO WORLDWIDE, INC. (California) with and into the Company, a 100% owned subsidiary of FOMO WORLDWIDE, INC. (California).

NOW THEREFORE BE IT RESOLVED THAT:

RESOLVED, the majority of shareholders approves the merger of FOMO WORLDWIDE, INC. (California) with and into the Company, a 100% owned subsidiary of FOMO WORLDWIDE, INC. (California).

RESOLVED, that any of the Executive Officers of the Company are hereby authorized and directed for and on behalf of the Company to do and perform all acts and things and execute and deliver all documents and take all such other steps as may be necessary or desirable to give full effect to the consent resolutions set forth above.

Vikram Grover, CEO & Director
FOMO WORLDWIDE, INC., Majority Shareholder

RESOLUTIONS OF THE BOARD OF DIRECTORS OF
FOMO CORP. (WYOMING)

Pursuant to the provisions of Wyoming Corporation law, as amended, and the Certificate of Incorporation and By-Laws of FOMO CORP., a Wyoming corporation (the "Company"), the undersigned approves the adoption of ByLaws. The Board meeting was held at 6:00pm ET September 10, 2019.

WHEREAS, the undersigned approves the adoption of ByLaws.

WHEREAS, the Board of Directors believes it is in the best interests of the Company to approve the adoption of ByLaws.

NOW THEREFORE BE IT RESOLVED THAT:

RESOLVED, the Board of Directors undersigned approves the adoption of ByLaws.

RESOLVED, that any of the Executive Officers of the Company are hereby authorized and directed for and on behalf of the Company to do and perform all acts and things and execute and deliver all documents and take all such other steps as may be necessary or desirable to give full effect to the consent resolutions set forth above.

____
Vikram Grover, CEO & Director

BYLAWS
OF
FOMO WORLDWIDE, INC. (Wyoming)

ARTICLE I
SHAREHOLDERS

Section 1. Annual Meeting. An annual meeting shall be held once each calendar year for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting. The annual meeting shall be held at the time and place designated by the Board of Directors from time to time.

Section 2. Special Meetings. Special meetings of the shareholders may be requested by the President, the Board of Directors, or the holders of a majority of the outstanding voting shares.

Section 3. Notice. Written notice of all shareholder meetings, whether regular or special meetings, shall be provided under this section or as otherwise required by law. The Notice shall state the place, date, and hour of meeting, and if for a special meeting, the purpose of the meeting. Such notice shall be mailed to all shareholders of record at the address shown on the corporate books, at least 10 days prior to the meeting. Such notice shall be deemed effective when deposited in ordinary U.S. mail, properly addressed, with postage prepaid.

Section 4. Place of Meeting. Shareholders` meetings shall be held at the corporation's principal place of business unless otherwise stated in the notice. Shareholders of any class or series may participate in any meeting of shareholders by means of remote communication to the extent the Board of Directors authorizes such participation for such class or series. Participation by means of remote communication shall be subject to such guidelines and procedures as the Board of Directors adopts. Shareholders participating in a shareholders' meeting by means of remote communication shall be deemed present and may vote at such a meeting if the corporation has implemented reasonable measures: (1) to verify that each person participating remotely is a shareholder, and (2) to provide such shareholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting, substantially concurrent with such proceedings.

Section 5. Quorum. A majority of the outstanding voting shares, whether represented in person or by proxy, shall constitute a quorum at a shareholders` meeting. In the absence of a quorum, a majority of the represented shares may adjourn the meeting to another time without further notice. If a quorum is represented at an adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally scheduled. The shareholders present at a meeting represented by a quorum may continue to transact business until adjournment, even if the withdrawal of some shareholders results in representation of less than a quorum.

Section 6. Informal Action. Any action required to be taken, or which may be taken, at a shareholders meeting, may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the shareholders who own all of the shares entitled to vote with respect to the subject matter of the vote.

ARTICLE II
DIRECTORS

Section 1. Number of Directors. The corporation shall be managed by a Board of Directors consisting of at east one director and up to 7 director(s).

Section 2. Election and Term of Office. The directors shall be elected at the annual shareholders' meeting. Each director shall serve a term of 2 year(s), or until a successor has been elected and qualified.

Section 3. Quorum. A majority of directors shall constitute a quorum.

Section 4. Adverse Interest. In the determination of a quorum of the directors, or in voting, the disclosed adverse interest of a director shall not disqualify the director or invalidate his or her vote.

Section 5. Regular Meeting. An annual meeting shall be held, without notice, immediately following and at the same place as the annual meeting of the shareholders. The Board of Directors may provide, by resolution, for additional regular meetings without notice other than the notice provided by the resolution.

Section 6. Special Meeting. Special meetings may be requested by the President, Vice-President, Secretary, or any two directors by providing five days' written notice by ordinary United States mail, effective when mailed. Minutes of the meeting shall be sent to the Board of Directors within two weeks after the meeting.

Section 7. Procedures. The vote of a majority of the directors present at a properly called meeting at which a quorum is present shall be the act of the Board of Directors, unless the vote of a greater number is required by law or by these by-laws for a particular resolution. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting. The Board shall keep written minutes of its proceedings in its permanent records.

If authorized by the governing body, any requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the member or proxy holder.

Section 8. Informal Action. Any action required to be taken at a meeting of directors, or any action which may be taken at a meeting of directors or of a committee of directors, may be taken without a meeting if a consent in writing setting forth the action so taken, is signed by all of the directors or all of the members of the committee of directors, as the case may be.

Section 9. Removal / Vacancies. A director shall be subject to removal, with or without cause, at a meeting of the shareholders called for that purpose. Any vacancy that occurs on the Board of Directors, whether by death, resignation, removal or any other cause, may be filled by the remaining directors. A director elected to fill a vacancy shall serve the remaining term of his or her predecessor, or until a successor has been elected and qualified.

Section 10. Resignation. Any director may resign effective upon giving written notice to the chairperson of the board, the president, the secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

Section 11. Committees. To the extent permitted by law, the Board of Directors may appoint from its members a committee or committees, temporary or permanent, and designate the duties, powers and authorities of such committees.

ARTICLE III
OFFICERS

Section 1. Number of Officers. The officers of the corporation shall be a President, one or more Vice-Presidents (as determined by the Board of Directors), a Treasurer, and a Secretary.

President/Chairman. The President shall be the chief executive officer and shall preside at all meetings of the Board of Directors and its Executive Committee, if such a committee is created by the Board.

Vice President. The Vice President shall perform the duties of the President in the absence of the President and shall assist that office in the discharge of its leadership duties.

Secretary. The Secretary shall give notice of all meetings of the Board of Directors and Executive Committee, if any, shall keep an accurate list of the directors, and shall have the authority to certify any records, or copies of records, as the official records of the corporation. The Secretary shall maintain the minutes of the Board of Directors' meetings and all committee meetings.

Treasurer/CFO. The Treasurer shall be responsible for conducting the financial affairs of the corporation as directed and authorized by the Board of Directors and Executive Committee, if any, and shall make reports of the corporation's finances as required, but no less often than at each meeting of the Board of Directors and Executive Committee.

Section 2. Election and Term of Office. The officers shall be elected annually by the Board of Directors at the first meeting of the Board of Directors, immediately following the annual meeting of the shareholders. Each officer shall serve a one year term or until a successor has been elected and qualified.

Section 3. Removal or Vacancy. The Board of Directors shall have the power to remove an officer or agent of the corporation. Any vacancy that occurs for any reason may be filled by the Board of Directors.

ARTICLE IV
CORPORATE SEAL, EXECUTION OF INSTRUMENTS

The corporation shall not have a corporate seal. All instruments that are executed on behalf of the corporation which are acknowledged and which affect an interest in real estate shall be executed by the President or any Vice-President and the Secretary or Treasurer. All other instruments executed by the corporation, including a release of mortgage or lien, may be executed by the President or any Vice-President. Notwithstanding the preceding provisions of this section, any written instrument may be executed by any officer(s) or agent(s) that are specifically designated by resolution of the Board of Directors.

ARTICLE V
AMENDMENT TO BYLAWS

The bylaws may be amended, altered, or repealed by the Board of Directors or the shareholders by a majority of a quorum vote at any regular or special meeting; provided however, that the shareholders may from time to time specify particular provisions of the bylaws which shall not be amended or repealed by the Board of Directors.

ARTICLE VI
INDEMNIFICATION

Any director or officer who is involved in litigation by reason of his or her position as a director or officer of this corporation shall be indemnified and held harmless by the corporation to the fullest extent authorized by law as it now exists or may subsequently be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights).

ARTICLE VII
STOCK CERTIFICATES

The corporation may issue shares of the corporation's stock without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information that is required by law to be on the certificates. Upon written request to the corporate secretary by a holder of such shares, the secretary shall provide a certificate in the form prescribed by the directors.

ARTICLE VIII
DISSOLUTION

The corporation may be dissolved only with authorization of its Board of Directors given at a special meeting called for that purpose, and with the subsequent approval by no less than two-thirds (2/3) vote of the shareholders.

Certification

Vikram Grover, Secretary of FOMO WORLDWIDE, INC. hereby certifies that the foregoing is a true and correct copy of the bylaws of the above-named corporation, duly adopted by the incorporator(s) on October 17, 2023.

By: *Vikram P Grover* Date: 10/17/2023

Vikram Grover, Secretary

2023 Profit Corporation Annual Report

Due on or Before: September 1, 2023
ID: 2019-000875035
State of Formation: Wyoming
License Tax Paid: $60.00
AR Number: 09050230

For Office Use Only
Wyoming Secretary of State
Herschler Bldg East, Ste.100 & 101, Cheyenne, WY 82002-0020
307-777-7311
https://wyobiz.wyo.gov/Business/AnnualReport.aspx

FOMO CORP

1: Mailing Address
25 N RIVER LANE
SUITE 2050
GENEVA, IL 60134

2: Principal Office Address
25 N RIVER LANE
SUITE 2050
GENEVA, IL 60134

Phone: (888) 462-3453
Email: EFILE1234@INCFILE.COM

Current Registered Agent:
LEGALINC CORPORATE SERVICES INC.
5830 E 2nd St Ste 8
Casper, WY 82609

• Please review the current Registered Agent information and, if it needs to be changed or updated, complete the appropriate form available from the Secretary of State's website at https://sos.wyo.gov

3: Officers and Directors

President / Director	Vikram Grover - 25 N River Lane, Suite 2050 Geneva, IL 60134
Secretary	Vikram Grover - 25 N River Lane, Suite 2050 Geneva, IL 60134
Treasurer	Vikram Grover - 25 N River Lane, Suite 2050 Geneva, IL 60134

I hereby certify under the penalty of perjury that the information I am submitting is true and correct to the best of my knowledge.

WESLEY DOLAN	WESLEY DOLAN	August 31, 2023
Signature of Treasurer or Fiscal Agent	Printed Name of Treasurer or Fiscal Agent	Date

The fee is $60 or two-tenths of one mill on the dollar ($.0002), whichever is greater.

Instructions:

1. Complete the required worksheet;
2. Sign and date this form; and
3. Return both the form and worksheet to the Secretary of State at the address provided above.

Appendix 1 Worksheet - Annual Report - Not a Public Record

List only Assets Located and Employed in Wyoming

A balance sheet is provided below (similar to Schedule L of IRS Form 1120, 1120S, or Form 1065 for partnerships) showing the items to be included in computing "total assets" (with the three exceptions):

1.	Cash		$ 0.00
2a.	Trade Notes & Accounts Receivable	$ 0.00	
2b.	Subtract Allowance for bad debts	$(0.00)	$ 0.00
3.	Inventories		$ 0.00
4.	U.S. Government Obligations		$ 0.00
5.	Tax-Exempt Securities		$ 0.00
6.	Other Current Assets		$ 0.00
7.	Loans to Stockholders		$ 0.00
8.	Mortgage and Real Estate Loans (loans or investments owned not your debts)		$ 0.00
9.	Other Investments		$ 0.00
10.	Buildings & Other Depreciable Tangible Assets, real and personal (Use assessed valuation). DO NOT subtract accumulated depreciation from assessed valuation. For depreciable assets which are not assessed, use balance sheet depreciation subtracted.		$ 0.00
11.	Depletable assets (soda, coal, mineral oil, precious metals, saline, or other valuable deposits); the value is equal to the assessed value of the gross product produced for the fiscal year most recently ended.		$ 0.00
12.	Land (Use assessed valuation.)		$ 0.00
13a.	Intangible Assets	$ 0.00	
13b.	Subtract Accumulated Amortization	$(0.00)	$ 0.00
14.	Other assets		$ 0.00
15.	Total Asset Value for computing tax (add lines 1-14)		$ 0.00

The filing fee is $60 or two-tenths of one mill on the dollar ($.0002) whichever is greater.

For example:	Assets	Fee
	$0 - $300,000	$60
	> $300,000	Multiply Total Assets by .0002

Annual Report License Tax Rules

Section 1. Definitions. (a) "Assessed value" is the taxable value of an asset subject to a Wyoming ad valorem tax as defined by W.S. 39-11-101(a)(i) as shown on the annual assessment schedule prepared by the County Assessor. Generally, assets which have an assessed value are reported on line 10 (buildings and other depreciable assets) and line 12 (land) on a corporation's balance sheet. (b) "Balance sheet value" is the end of the tax year value of an asset entered on the company's balance sheet. Balance sheet value shall be reported as contemplated in W.S. 17-16-1630 which states:

(i) "Financial information in the annual report shall be current as of the end of the corporation's fiscal year immediately preceding the date the annual report is executed on behalf of the corporation."

(c) "Capital, property and assets" does not include the value of the corporation's stock, net worth, or the net equity of the corporation. Capital property and assets means "total assets" from the company's balance sheet (similar to line 15 of Schedule L of IRS Form 1120 or 1120S) for the year most recently ended with three exceptions:

(i) For "Depreciable assets" (line 10) use the assessed value for any asset having an assessed value (buildings or improvements) and use balance sheet value less accumulated depreciation for assets with no assessed value. Depreciation shall not be deducted from "assessed value."

(ii) For "Depletable assets" (line 11) like soda, coal, mineral oil, silver or gold, use the "assessed value" of the gross product from the mine or mining claim (amount shown on Wyoming State Department of Revenue annual gross products tax return), not the balance sheet value;

(iii) For "Land" (line 12) use the assessed value not the balance sheet value.

Section 2. Computation of License Tax. (a) A corporation whose entire assets are located in Wyoming shall complete the worksheet and then apply the total asset figure to the following tax schedule. A corporation whose assets are in Wyoming and in other states shall use balance sheet values for any assets located in Wyoming (with the three exceptions described in Section 1c of these rules) and apply the asset figure to the following tax schedule (b) The fee is $60 or two-tenths of one mill on the dollar ($.0002) whichever is greater. (c) The worksheet is incorporated herein by reference. This worksheet which discloses proprietary informaiton is not a public record under the Public Records Act, W.S. 16-4-203(d)(v), and therefore is not disclosable to the public. (d) The figures submitted on the Secretary of State's annual report form are public information and will be disclosed.